UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2025

BEELINE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

188 Valley Street, Suite 225

Providence, RI 02909

(Address of principal executive offices)

Registrant’s telephone number, including area code: (458) 800-9154

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	BLNE	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth in Item 8.01 below is incorporated herein by reference to the extent required by Item 2.03 of Form 8-K.

Item 3.02, Unregistered Sale of Equity Securities

To the extent required by item 3.02, the information contained in Item 8.01 is hereby incorporated by reference into this Item 3.02. To the extent that such transactions were deemed to be unregistered, they were exempt from registration under Section 4(a)(2) of the Securities Act of 1933.

Item 8.01 Other Events

Loan Transactions

On May 28, 2025, Beeline Holdings, Inc. (the “Company”) issued Nicholas R. Liuzza, Jr., the Chief Executive Officer and a director, a subordinated demand promissory note of $372,241. The subordinated promissory note included $250,000 lent to the Company by an unaffiliated third party which sum Mr. Liuzza personally paid on behalf of the Company. The subordinated promissory note bears interest at a rate of 8% per annum.

Grants to Directors and Executive Officers

On May 28, 2025, the Board of Directors of the Company approved grants of cash and restricted stock to its non-employee directors and stock options to senior executives. The equity grants were made under the Company’s 2025 Equity Incentive Plan (the “Plan”) and are subject to shareholder approval of the Plan. The cash grants were not subject to shareholder approval. The table below lists the amount of cash awarded to four non-employee directors in addition to $50,000 grants to them and one other non-employee director effective May 1, 2025, payable quarterly in arrears subject to continued service.

Name	Amount of Cash Awarded
Joseph Caltabiano	$45,833
Eric Finnsson	$90,000
Jospeh Freedman	$91,667
Stephen Romano	$28,333

Each of the above persons has elected to receive 100% of the cash awards in the table in shares of restricted common stock at $0.92 per share except Mr. Finnsson who has elected to receive 50% of the cash in common stock and 50% in cash. The common stock portion each elected is also subject to shareholder approval of the Plan.

ELOC Sales

On May 30, 2025, the Company sold a total of 174,505 shares of common stock for total gross proceeds of $152,517 under that certain Amended and Restated Common Stock Purchase Agreement and related Amended and Restated Registration Rights Agreement dated March 7, 2025, (collectively, the “ELOC Agreement”), which ELOC Agreement was previously disclosed on the Company’s Current Report on Form 8-K filed on March 10, 2025. The Company also issued 68,405 shares of common stock to the purchaser pursuant to the provisions of the ELOC Agreement relating to prior sales. The sales were made pursuant to the Company’s registration statement on Form S-3 (File No 333-284723) and a prospectus supplement filed thereunder dated March 26, 2025.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2025

BEELINE HOLDINGS, INC.

By:	/s/ Nicholas R. Liuzza, Jr.
Nicholas R. Liuzza, Jr.
Chief Executive Officer